U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 8, 1997
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                        (Date of earliest event reported)

                      PACE Health Management Systems, Inc.
        (Exact name of small business issuer as specified in its charter)


            Iowa                          0-27554               42-1297992
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(State or other jurisdiction of         (Commission           (IRS Employer
        incorporation)                  file number)      Identification Number)


                               1025 Ashworth Road
                            West Des Moines, IA 50265
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              (Address and zip code of principal executive offices)


                                 (515) 222-1717
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                (Issuer's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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PACE HEALTH MANAGEMENT SYSTEMS, INC.
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ITEM 1.  Changes in Control of Registration.
            Not applicable

ITEM 2.  Acquisition or Disposition of Assets.
            Not applicable

ITEM 3.  Bankruptcy or Receivership.
            Not applicable

ITEM 4.  Changes in Registrant's Certifying Accountant.
            Not applicable

ITEM 5.  Other Events.

Pursuant to Rule 135C under the Securities Act of 1933, as amended (the "Act"), PACE Health Management Systems, Inc. hereby provides notice that it is making an offering of securities not registered nor required to be registered under the Act.

The Company is offering up to 4,000,000 shares of its convertible preferred stock, Series A (the "Preferred Stock") at a price of $1.75 per share. As of the date of this Form 8-K, a total of 571,428 shares have already been sold, and the Company has received commitments to purchase an additional 571,428 shares if the Company sells an additional 2,285,715 shares. Holders of preferred stock shall be entitled to an annual cumulative per share dividend of 10% of the original purchase price and to liquidation, winding up or dissolution of the Company. Each share of Preferred Stock is convertible into one share of the Company's common stock at the option of the holder, and automatic conversion shall occur upon a firmly underwritten public offering of the Company's common stock or the vote of the holders of more than 50% of the outstanding Preferred Stock. Holders of Preferred Stock shall have voting rights together with the common stock, and certain actions by the Company may not occur without the approval of a majority of the Preferred Stock. The Company has agreed to give the holders of the Preferred Stock certain demand and piggyback registration rights.

The Preferred Stock will be accompanied by warrants to purchase the Company's common stock at the rate of one (1) share of common stock for every four (4) shares of Preferred Stock. The exercise price of the warrants is $1.75 per share, and the warrants expire five years from the date of issuance.

The offering is being privately placed by officers of the Company. The purpose of the offering is to provide additional working capital for the Company.

ITEM 6.  Resignations of Registrant's Directors
            Not applicable

ITEM 7.  Financial Statements and Exhibits
            Not applicable

PACE HEALTH MANAGEMENT SYSTEMS, INC.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PACE Health Management Systems, Inc.


                           By: /s/ Roger D. Huseman
                               Roger D. Huseman
                               Vice President of Finance and Administration and Chief Financial Officer